Exhibit 99.2 Investor Presentation Second Quarter 2018 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com ‐ 949‐864‐8000 Ronald J. Nicolas, Jr. Sr. EVP & Chief Financial Officer rnicolas@ppbi.com ‐ 949‐864‐8000

Forward‐Looking Statements The statements contained in this presentation that are not historical facts are forward‐looking statements based on management’s current expectations and  beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company” or “Pacific Premier”) including, without  limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and  profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of the  acquisition of Grandpoint Capital, Inc. (“Grandpoint”) and its wholly owned subsidiary, Grandpoint Bank, and other acquisitions.  Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can  be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a  number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward‐looking statements.  These risks and uncertainties include, but are not limited to, the following: the expected cost savings, synergies and other financial benefits from the Grandpoint  acquisition or any other acquisition the Company has made or may make might not be realized within the expected time frames or at all; the strength of the  United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade,  monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and  monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing  customers; the willingness of users to substitute competitors’ products and services for the Company’s products and services; the impact of changes in financial  services policies, laws and regulations (including the Dodd‐Frank Wall Street Reform and Consumer Protection Act) and of governmental efforts to restructure the  U.S. financial regulatory system; technological changes; changes in the level of the Company’s nonperforming assets and charge offs; any oversupply of inventory  and deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be  adopted from time‐to‐time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the  Financial Accounting Standards Board or other accounting standards setters; possible other‐than‐temporary impairment of securities held by us; changes in  consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry  concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of our borrowers; changes in the  competitive environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial proceedings; and  the Company’s ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in  the forward‐looking statements are discussed in the 2017 Annual Report on Form 10‐K of Pacific Premier Bancorp, Inc. filed with the SEC and available at the  SEC’s Internet site (http://www.sec.gov). Annualized, pro forma, projected and estimated numbers in this investor presentation are used for illustrative purposes only, are not forecasts and may not  reflect actual results.  Pacific Premier undertakes no obligation to revise or publicly release any revision or update to these forward‐looking statements to reflect events or  circumstances that occur after the date on which such statements were made. 2

Corporate Overview Headquarters Irvine, CA Exchange / Listing NASDAQ: PPBI Market Cap $2.33 Billion(1) Avg. Daily Volume  442,909 Shares(2) Outstanding Shares 62,387,594(1) # of Research Analysts 7 Analysts Focus Small & Mid‐Market Businesses Total Assets $11.6 Billion(3) Branch Network 47 Full‐Service Branch Locations(3) (1) Market data as of 7/20/2018 (2) 3‐month average as of 7/20/2018 (3) Includes Grandpoint Capital, Inc. acquisition on 7/1/2018 3

Geographic Footprint Well positioned for continued expansion throughout the western United States Franchise Footprint . 42 branch offices in Southern  California . 3 branch offices in Arizona (Phoenix  and Tucson) . 1 branch in Las Vegas, Nevada . 1 branch in Vancouver, Washington California Footprint 4

Seasoned Leadership Team Collectively, a deep bench with significant banking experience PPBI Tenure  Experience  Name Title (Years) (Years) Age Chairman, President and  Steven R. Gardner 18 30 57 Chief Executive Officer Edward Wilcox President of the Bank 15 30 51 Ronald J. Nicolas, Jr. SEVP/Chief Financial Officer 2 35 59 Michael S. Karr SEVP/Chief Risk Officer 12 28 49 Thomas Rice SEVP/Chief Operating Officer 10 25 46 Steve Arnold SEVP/General Counsel 2 20 47 Teresa Dawson SEVP/Chief Retail Banking Officer 7 25 48 Ernest Hwang SEVP/Chief Banking Officer 2 30 54 5

Highlights –Q2 2018 Strong returns while executing on a number of material projects . Net income of $27.3 million, which included $943,000 in merger‐related expense Earnings . Operating net income of $28.0 (1) million or $0.60 (1) per diluted per share . Adjusted ROAA of 1.38% (1), and Adjusted ROATCE of 15.81% (1) . New loan commitments of $530 million, 5.35% weighted average rate Loans/ . Net interest margin of 4.41%, core net interest margin of 4.29% excluding accretion Asset Quality . Nonperforming assets as a percent of total assets of 0.08% . Delinquencies as a percent of total loans of 0.12% . Deposits totaled $6.3 billion, an increase of $116 million, or 7.5%, from prior quarter Deposits . Noninterest‐bearing deposits represent 37% of total deposits . Non‐maturity deposits equal 81% of total deposits . Cost of Deposits of 0.50% Key Ratios . Increasing operating leverage, with an efficiency ratio of 53.0% . Tangible book value per share of $16.21 (1), 14.8% higher than the first quarter of 2018 . Closed the acquisition of Grandpoint Capital, Inc. on July 1, 2018, which adds approximately  Acquisitions $3.3 billion in assets . Completed the Plaza Bank acquisition system conversion in May 2018 (1) Please refer to non-GAAP reconciliation in appendix 6

Value Creation Strategy Increase EPS and TBV by growing scale and operating leverage Expand our market presence through both organic and acquisitive growth . Target ROAA of 1.50%  . Target ROATCE of 17% Focus on small and middle market commercial businesses . Revenues of $5 ‐ $250 million, emphasis on depository relationships Organic Growth . Specialized products and services targeted at attractive niches . Complimentary nationwide lines of business . Disciplined sales process utilizing our customized Salesforce technology Target commercial banks and specialized lines of business . Complementary geography / relationship focused / product expansion . Attractive deposit profile with emphasis on non‐maturity deposits Acquisitive Growth . Disciplined acquisition criteria: . Accretive 1st full year to earnings . < 4years TBV dilution payback . +15% IRR 7

Acquisition History PPBI acquisitions have consistently enhanced franchise value . TBV has grown 40% compounded annually since 2011 . Assets have grown 39% compounded annually 2011 Acquisition Timeline Total Assets April 2017 and November 2017 July 2018 TBV/Share (2) Acquired Heritage Oaks Bancorp  Acquired Grandpoint Capital, Inc.  ($2.0B assets) and Acquired Plaza  ($3.3 B assets��1�  $12,000 $11,600  Bancorp ($1.3B assets) January 2016 $15.50  $10,000 Acquired Security  California Bancorp  ($715MM assets) March 2013 and June 2013 January 2015 Acquired First Associations  Acquired  $8,025  $8,087  $8,158   $8,000 Bank ($424MM assets) and  Independence  February 2011  San Diego Trust Bank  Bank ($422MM  Acquired Canyon  ($211MM assets) assets) National Bank  $13.00 ($192MM assets) in  January 2014  $6,000 FDIC‐assisted deal Acquired Infinity  Franchise Holdings  April 2012  ($80MM assets), a  Acquired Palm  specialty finance  Desert National  company $4,040   $4,000 Bank ($103MM  assets) in FDIC‐ $2,791  $10.50 assisted deal $2,039   $2,000 $1,714  $961  $1,174   $‐ $8.00 2011 2012 2013 2014 2015 2016 2017 1Q'18 2Q'18 2Q'18 w/Grandpoint Non‐Acquired Acquired TBV/Share Note: All dollars in millions (1) Based on 3/31/2018 pro forma (2)     Please refer to non‐GAAP reconciliation in appendix 8

Proven Acquirer with a Track Record of Success 8th most active acquirer nationally and the most acquisitive California bank since 2012 . Grandpoint Capital, Inc. ‐ 139 days between announcement and closing, Los Angeles based commercial business bank . Plaza Bancorp –84 days, Southern California business bank . Heritage Oaks Bancorp ‐ 109 days, California Central Coast community bank . Security California Bancorp ‐ 123 days, Inland Empire business bank . Independence Bank ‐ 96 days, CRE focused commercial bank . Infinity Franchise Holdings, LLC ‐ 73 days, national lender to franchisees in the QSR industry . San Diego Trust Bank ‐ 111 days, San Diego business bank . First Associations Bank ‐ 151 days, Texas Bank, nationwide focused on HOA Management banking . Palm Desert National Bank ‐ Federal Deposit Insurance Corporation receivership  . Canyon National Bank ‐ Federal Deposit Insurance Corporation receivership  Days to Close (1) Deal Size ($MM) (1) 156 160 $348  112 113 $195  $89  $74  2013 2016 2013 2016 PPBI Mean Industry Mean PPBI Mean Industry Mean (1) Based upon acquisitions for banks nationally less than $10 Billion in assets since 2013 and 2016, to date 9

Grandpoint Pro Forma Loans & Deposits Grandpoint’s low‐cost deposit base is an excellent fit with PPBI’s asset origination strength PPBI Grandpoint Combined C&I OO-CRE NOO-CRE OO-CRE 17% OO-CRE 17% C&I 20% 30% 10% 15% Farm & Ag. Farm & Ag. 5% 3% C&I NOO-CRE Franchise 11% 23% Franchise 11% SBA 4% 8% NOO-CRE Diversified  20% SBA Consumer and SBA 3% Other 3% Consumer and Consumer and Combined  Multi- Family 3% Other Other 30% Loan Portfolio Construction 1% Construction Construction 2% 6% 6% Multi- Family 1-4 Family Multi-Family 1-4 Family 6% 1-4 Family 18% 5% 13% 4% 6% $6.2B Loans $2.4B Loans $8.6B Loans 5.47% Yield on Loans 4.76% Yield on Loans 5.27% Yield on Loans Interest Bearning Noninterest- Demand Noninterest- Bearing Demand Noninterest- Bearing Demand 40% Interest Bearning 6% Demand Bearing Demand 45% 37% Interest Bearning 6% Demand Money Mkt. and Savings 7% 39% Strong Core  Wholesale CDs Money Mkt. and 6% Deposit Base Wholesale CDs Wholesale CDs Savings 8% 6% 38% Money Mkt. and Time Deposits Time Deposits Savings Time Deposits 12% 3% 37% 10% $6.2B Deposits $2.4B Deposits $8.6B Deposits 0.39% Cost of Deposits 0.34% Cost of Deposits 0.37% Cost of Deposits As of March 31, 2018 Source: Based on data from management for both PPBI and Grandpoint Note: All dollars in thousands 10

Industry Leading Growth The Company has consistently delivered industry leading earnings growth and  shareholder value Operating Income on a Per Share Basis (1) Strong TBV Per Share (2) TBV (1) TCE $16.21 10.50% $2.45 $16.0 $15.26  $3.00 Operating Income CAGR of 25% TBV Per Share CAGR of 14% 10.00%  $2.50 $14.0 9.91% $12.51 9.50%  $2.00 $12.0 $11.17 9.42% 8.94% $10.12  $1.50 9.00% $10.0 $0.80 8.86%  $1.00 8.82% $8.0 8.50% $9.08 8.51%  $0.50 $6.0 8.00%  $‐ 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017* 2018 Operating Income* Reported Income* TBV TCE Ratio • Annualized (1) Fully Diluted Per Share (2) Please refer to non‐GAAP reconciliation in appendix 11

Well Diversified Loan Portfolio High quality and well diversified commercial loan portfolio Agribusiness &  SBA 3% Other farmland 4% 5% Construction & land 5% For the Period Ended YoY Commercial and industrial (dollars in thousands) 6/30/2018 6/30/2017  Growth % 29% Business loans Multi‐family 13% Commercial and industrial$               1,102,586 18%$                  733,852 15% 50% Franchise                    708,957 11%                    565,415 12% 25% Commercial owner occupied                 1,310,722 21%                    729,476 15% 80% SBA                    176,696 3%                    101,384 2% 74% Commercial real estate Agribusiness                    136,962 2%                       98,842 2% 39% 41% Total business loans                3,435,923 55%                2,228,969 46% 54% Real estate loans Commercial non‐owner occupied                 1,219,747 19%                 1,095,184 22% 11% Multi‐family                    805,494 13%                    746,547 15% 8% Land Consumer loans One‐to‐four family                    249,495 4%                    322,048 7% ‐23% Farmland 1% 2% 1% Construction                    321,423 5%                    289,600 6% 11% Construction 5% Farmland                    136,548 2%                    136,587 3% NM One‐to‐four  Land                       30,246 1%                       31,799 1% ‐5% family Commercial and  Total real estate loans                2,762,953 44%                2,621,765 54% 5% 4% industrial 18% Consumer loans Consumer loans                       81,973 1%                         7,309 0% NM Gross loans held for investment$              6,280,849 100%$              4,858,043 100% 29% Multi‐family 13% Franchise 11% Weighted average rate 5.12% 4.79% Nonperforming loans as a % of LHFI 0.10% 0.01% Commercial non‐ owner occupied Commercial  19% owner occupied 21% SBA 3% Agribusiness 2% 12

Quarterly Loan Portfolio Growth Consistent loan portfolio growth with increasing yields and pricing discipline Loan Portfolio and Weighted Average Rates $12,000 5.35% 5.40% 5.27% 5.20% $10,000 5.00% 4.99% 4.97% 5.12% 5.00% 5.04% $8,000 4.94% 4.80% $6,245  $6,281  4.81% $6,199  $6,000 4.79% $4,858  $5,010  4.60% $4,000 4.40% $2,000 4.20% $0 4.00%  2Q17  3Q17  4Q17  1Q18  2Q18 Business Loans Real Estate Loans Other Loans Originations ‐ WAR Portfolio ‐ WAR 13

Attractive Deposit Portfolio 81% non‐maturity deposits reflecting our relationship based business model Certificates of  Deposit 19% Non‐interest  Bearing Demand 37% For the Period Ended YoY  (dollars in thousands) 6/30/2018 6/30/2017 Growth % Money  Deposits Market/Savings 39%     Non‐interest bearing checking$     2,349,464 37%$   1,810,047 37% 30%     Interest‐bearing checking           342,986 5%         323,818 7% 6% Interest‐Bearing      Money market/savings        2,446,849 39%     2,006,131 40% 22% Demand Total non‐maturity deposits       5,139,299 81%     4,139,996 84% 24% 5%     Retail certificates of deposit           823,425 13%         572,531 11% 44% CD's Over      Wholesale brokered certificates of deposit           345,626 6%         233,904 5% 48% $250K 11% CD's Under  Total certificates of deposit       1,169,051 19%        806,435 16% 45% $250K 8%         Total deposits$    6,308,350 100%$  4,946,431 100% 28% Non‐maturity  Deposits 81% 14

Deposit Cost Trends 81% of our deposit base is in low‐cost, high value non‐maturity deposits Total Deposits and Weighted Average Cost at Quarter End $7,000 1.00% $6,308  $6,086  $6,192  $6,000 0.80% $4,946  $5,018  $5,000 0.60% $4,000 0.50% 0.39% $3,000 0.40% 0.32% 0.28% 0.33% $2,000 0.25% 0.27% 0.22% 0.20% 0.18% $1,000 0.17% $0 0.00% 2Q17 3Q17 4Q17 1Q18 2Q18 Nonmaturity Deposits Certificates of Deposit Total Deposit Cost Non‐maturity Cost 15

Industry Leading Net Interest Margin Strong asset yields and low cost deposits ‐ NIM ranks in the top quartile industry wide  . Core loan portfolio yields have improved by 43 basis points over the past 12 months . Total deposit costs have risen 25 basis points over the last 12 months . 29% higher net interest income from 2Q17 to 2Q18, and a 20 bps increase in Core NIM  Loan Portfolio Core Yields (1) Core Net Interest Margin (1) and Total Deposit Costs 5.40% 5.37% 1.00% 4.29% 4.26% 0.90% 4.26% 5.30% 5.23% 4.30% $100 0.80% ) 4.14% $81  $81  $78  5.20% 5.16% 0.70% 4.20% millions   4.09% (in   Margin $64    Yields $63  Deposits   5.10% $75   0.60% of Income     4.10% Interest   Loan 0.50% Net Cost Interest 4.98%   0.50% 5.00% Net 4.94% 0.39% 4.00% 0.40% $50 0.32% 4.90% 0.28% 0.25% 0.30% 3.90% 4.80% 0.20%  2Q17  3Q17  4Q17  1Q18 $25  2Q18 3.80%  2Q17  3Q17  4Q17  1Q18  2Q18 Net Interest Income Core Net Interest Margin (1) Portfolio Core Loan Yields (1) Cost of Total Deposits (1) Core loan yields and core net interest margin exclude accretion 16

Well Positioned for Rate Increases In a rising rate environment our NIM is expected to expand  . 82% of our loan portfolio is variable rate . Currently more than 33% of our portfolio adjusts in less than one year  Loan Portfolio By Rate Type Loan Portfolio By Index Type Fixed Fixed 18% 18% Prime 24% Adjustable (1‐12  Months) 36% Other Hybrid (Adjusts  25% 13+ Months) 46% LIBOR 33% Impact on NIM From Loan Rate Change 87.0 4.679% 4.700% 86.0 4.650% 4.610% 85.0 4.600% 84.0 4.543% 4.550% 83.0 4.477% 4.500% 82.0 86.1 4.411% 84.8 4.450% 81.0 83.6 4.400% 80.0 82.4 81.2 79.0 4.350% 78.0 4.300% 2018 Q2 +25 bps +50 bps +75 bps +100 bps 17

Effective Credit Risk Management The Company has a history of outperforming peers . Loan delinquencies to loans held for investment of 0.12% as of 6/30/2018 . Nonperforming assets to total assets of 0.08% at 6/30/2018 Nonperforming Assets to Total Assets Comparison PPB Peers *  5.00 4.39   4.50 4.26 4.30 4.24  4.23 4.29  4.11  4.06  3.96  4.04  3.77   4.00 3.62  3.48 3.39   3.50 3.26  3.21  2.93  CNB  2.96  PDNB   3.00 Acquisition Acquisition 2/11/11  2.50 4/27/12  2.00 1.70  1.66  1.67  1.58  1.62  1.56  1.36   1.50 1.31  1.24  1.18  1.04  1.08  1.10  1.05  0.91  0.76  0.80   1.00 0.74 0.69  0.74  0.58  0.55  0.59 0.58  0.48  0.53 0.48 0.50 0.49 0.46  0.38 0.33  0.44 0.42 0.41  0.21  0.21   0.50 0.40  0.15 0.20 0.20 0.14 0.12 0.12  0.190.18   0.18  0.17  0.13  0.17  0.04  0.11  0.02 0.01 0.01 0.04   ‐ 0.08  * California peer group consists of all insured California institutions, from SNL Financial. 18

Asset Quality Consistent credit risk management continues Total Delinquent Loans to Loans Held for  Classified Assets to Total Risk‐Based Capital  Investment 15.00% 0.50% 0.40% 10.00% 0.30% 6.15% 5.72% 5.92% 0.20% 5.00% 0.16% 4.69% 0.20% 0.12% 5.00% 0.07% 0.10% 0.06% 0.00% 0.00%  2Q17  3Q17  4Q17  1Q18  2Q18  2Q17  3Q17  4Q17  1Q18  2Q18 Total Delinquent Loans to Loans Held for Investment Classified Assets to Total Risk‐Based Capital (2) Nonperforming Loans to Loans Held for  Allowances for Loan Losses to Loans Held for  Investment Investment 0.15% 0.13% 0.56% 0.54% 0.54% 0.52% 0.10% 0.51% 0.10% 0.52% 0.50% 0.49% 0.05% 0.48% 0.47% 0.05% 0.46% 0.01% 0.01% 0.44% 0.00% 0.42%  2Q17  3Q17  4Q17  1Q18  2Q18  2Q17  3Q17  4Q17  1Q18  2Q18 Nonperforming Loans to Loans Held for Investment Allowances for Loan Losses to Loans Held for Investment Note: 40% of loans held for investment include a fair value net discount of $22.2 million. 19

CRE to Capital Concentration Experience in managing CRE concentrations in excess of 300% . CRE concentrations are well‐managed across the organization, and are stress tested CRE as a Percent of Total Capital 700% 627% 600% 499% 500% 415% Managed Growth 376% 378% 400% 372% 362% 365% 349% 352% * 336% 340% 336% 346% 310% 316% 287% 289% 300% 271% 200% 100% 0% * Excludes merger‐related adjustments 20

Capital Ratios Capital has historically been reinvested into the business. Capital management  regularly analyzed and reassessed Consolidated Capital Ratios PPBI GPNC Pro Forma (1) Tangible Common Equity Ratio (2) 9.9% 9.2% 9.0% Leverage Ratio 10.4% 9.5% 9.5% Common Equity Tier‐1 Ratio (CET‐1) 10.8% 10.9% 10.5% Tier‐1 Ratio 11.1% 11.1% 10.7% Risk Based Capital Ratio 12.8% 11.8% 12.0% Bank Capital Ratios PPBI GPNC Pro Forma (1) Leverage Ratio 11.3% 9.3% 10.2% Common Equity Tier‐1 Ratio (CET‐1) 12.1% 10.9% 11.7% Tier‐1 Ratio 12.1% 10.9% 11.7% Risk Based Capital Ratio 12.5% 11.6% 12.0% Source: Public filings and company projections As of June 30, 2018 for PPBI, PPB. GPNC is as of March 31, 2018 (1) As of March 31, 2018 (2) Please refer to non-GAAP reconciliation in appendix 21

High Performing Culture & Strong Internal Controls Continue to Evolve and Strive for Superior Performance PPBI’s management team operates the Bank in a disciplined and dynamic fashion. • Our business model is always evolving, transforming, and improving • On‐going Investments in technology and people • Strengthening of the entire team is continuous Operational Integrity Leads to Strong Internal Controls and Risk Management PPBI’s operating environment and culture have been built over the years to be scalable. • Disciplined credit underwriting culture remains a fundamental underpinning • Controls over Compliance, BSA/AML, CRA, Risk Management are implemented ahead of our growth Keen Focus on Creating Maximum Shareholder Value Management consistently communicates and executes on its strategic plan. • Our Board regularly evaluates capital management, strategic direction, and the alternatives to maximize shareholder value • Focused on increasing earnings and building TBV through growth strategies and improving efficiencies • Our goal is to create a fundamentally sound franchise with strong earnings and risk management 22

Superior Market Performance (PPBI) Since December 2015, PPBI’s stock price has significantly outperformed its publicly traded  bank peers (SNL Bank Index / NASDAQ Bank Index) 100.0% PPBI +78% NASDAQ 80.0% Bank +55% SNL Bank    +56% 60.0% 40.0% 20.0% 0.0% ‐20.0% Jun‐16 Aug‐16 Oct‐16 Dec‐16 Feb‐17 Apr‐17 Jun‐17 Aug‐17 Oct‐17 Dec‐17 Feb‐18 Apr‐18 Jun‐18 PPBI SNL Bank NASDAQ Bank Source: SNL Financial, market information as of  6/30/2018 23

Enhanced Scarcity Value in Southern California PPBI is the 2nd largest publicly traded bank headquartered in Southern California(1) Listed below are banks and thrifts headquartered in Southern California with assets greater than $1.0B (1) Deposit Mix Total Market Loans / Non-Int. Non- Assets Cap. Deposits Bearing Maturity Company Name State Ticker Exchange ($M) ($M) (%) (%) (%) 1 PacWest Bancorp CA PACW NASDAQ 24,530 6,261 94.2 45.3 92.1 2 Pacific Premier Bancorp, Inc.(2) CA PPBI NASDAQ 11,583 2,299 99.2 39.7 83.6 3 Banc of California, Inc. CA BANC NYSE 10,329 946 97.5 14.6 71.0 (2) (2) 4 BofI Holding, Inc. CA BOFI NASDAQ 9,982 2,518 102.0 19.0 82.7 5 CVB Financial Corp. CA CVBF NASDAQ 8,094 2,557 73.7 60.9 93.9 6 Farmers & Merchants Bank of Long Beach CA FMBL OTC Pink 7,274 1,087 71.6 38.4 86.1 7 Opus Bank CA OPB NASDAQ 7,193 990 85.5 14.2 94.1 8 First Foundation Inc. CA FFWM NASDAQ 4,842 814 107.7 32.2 71.5 9 Community Bank CA CYHT OTC Pink 3,720 868 97.9 42.7 86.4 10 American Business Bank CA AMBZ OTC Pink 1,933 304 57.9 50.7 96.7 11 Pacific Mercantile Bancorp CA PMBC NASDAQ 1,358 226 91.0 29.4 69.3 12 Provident Financial Holdings, Inc. CA PROV NASDAQ 1,177 138 97.7 9.5 74.0 13 Malaga Financial Corporation CA MLGF OTC Pink 1,063 210 130.8 0.2 66.1 Median 7,193 946 97.5 32.2 83.6 Market data as of July 25, 2018. Financial data as of the most recently reported quarter Source: SNL Financial (1) Defined as banks with shares listed on the NYSE, NASDAQ or OTC exchanges, excluding ethnic focused banking institutions, sorted by total assets (2) Total assets shown as of pro forma at close and are inclusive of merger adjustments 24

Enhanced Scarcity Value in the West Listed below are banks headquartered in the West with assets between $5B and $25B (1) . PPBI is ranked 7th across the continental Western U.S. Deposit Mix Total Market Loans / Non-Int. Non- Assets Cap. Deposits Bearing Maturity Company Name State Ticker Exchange ($M) ($M) (%) (%) (%) 1 PacWest Bancorp CA PACW NASDAQ 24,530 6,261 94.2 45.3 92.1 2 Western Alliance Bancorporation AZ WAL NYSE 21,367 6,058 89.2 43.9 88.7 3 Washington Federal, Inc. WA WAFD NASDAQ 15,766 2,823 101.5 12.9 59.0 (2) (2) 4 Columbia Banking System, Inc. WA COLB NASDAQ 12,531 3,043 80.2 47.4 95.4 5 First Interstate BancSystem, Inc. MT FIBK NASDAQ 12,236 2,430 77.5 28.9 89.7 6 Glacier Bancorp, Inc. MT GBCI NASDAQ 11,898 3,679 84.3 30.9 91.6 7 Pacific Premier Bancorp, Inc.(2) CA PPBI NASDAQ 11,583 2,299 99.2 39.7 83.6 8 Banner Corporation WA BANR NASDAQ 10,379 1,996 90.1 39.6 88.8 9 Banc of California, Inc. CA BANC NYSE 10,329 946 97.5 14.6 71.0 10 BofI Holding, Inc. CA BOFI NASDAQ 9,982 2,518 102.0 19.0 82.7 11 CVB Financial Corp. CA CVBF NASDAQ 8,094 2,557 73.7 60.9 93.9 12 Opus Bank CA OPB NASDAQ 7,193 990 85.5 14.2 94.1 13 HomeStreet, Inc. WA HMST NASDAQ 7,164 813 96.1 20.0 75.3 14 Westamerica Bancorporation CA WABC NASDAQ 5,578 1,583 24.6 45.1 95.4 Median 10,981 2,474 89.7 35.3 89.3 Market data as of July 25, 2018. Financial data for the most recently reported quarter Source: SNL Financial (1) Defined as banks headquartered in AZ, CA, ID, OR, MT, WA and WY with shares listed on the NYSE or NASDAQ exchanges, excludes ethnically focused banking institutions, sorted by total assets (2) Total assets shown are pro forma for PPBI’s acquisition of GPNC and are inclusive of merger adjustments 25

Key Investment Highlights Building Long‐term Franchise Value  . Proven track record of executing on acquisitions and organic growth . Well‐positioned to evaluate attractive acquisition opportunities . Continue to drive economies of scale and operating leverage . Positioned to deliver growth and strong profitability . Ability to integrate business lines that generate higher risk adjusted returns . Create scarcity value among banks in Southern California  26

InvestorAppendix Presentation Material

Consolidated Financial Highlights June 30, September 30, December 31, March 31, June 30, 2017 2017 2017 2018 2018 Summary Balance Sheet Total Assets $6,440,631  $6,532,334  $8,024,501  $8,086,816  $8,158,131  Loans Held for Investment         4,858,611            5,009,317          6,196,468     6,241,841          6,277,586  Total Deposits         4,946,431            5,018,153          6,085,868     6,192,273          6,308,350  Loans Held for Investment / Total Deposits 98.2% 99.8% 101.8% 100.8% 99.5% Summary Income Statement Total Revenue $72,097  $72,512  $87,621  $88,947  $89,322  Total Noninterest Expense               48,496                 39,612                 49,895          49,808                50,076  Provision for Loan Losses                 1,904                   2,049                  2,185             2,253                  1,761  Net Income                14,176                 20,232                16,171          28,002                27,303  Diluted EPS $0.35  $0.50  $0.36  $0.60  $0.58  Performance Ratios (4) Return on Average Assets  0.89% 1.26% 0.87% 1.39% 1.35% Return on Average Tangible Common Equity (4) 11.3% 15.0% 10.5% 16.5% 15.4% Efficiency Ratio(1)  52.3% 52.1% 48.2% 52.4% 53.0% Net Interest Margin 4.40% 4.34% 4.56% 4.50% 4.41% Asset Quality Delinquent Loans to Loans Held for Investment 0.06% 0.07% 0.16% 0.20% 0.12% Allowance for Loan Losses to Loans Held for Investment 0.52% 0.54% 0.47% 0.49% 0.51% Nonperforming Loans to Loans Held for Investment 0.01% 0.01% 0.05% 0.13% 0.10% (2)  Nonperforming Assets to Total Assets  0.01% 0.01% 0.04% 0.11% 0.08% Classified Assets to Total Risk‐Based Capital(3)    5.00% 6.15% 5.68% 5.92% 4.69% Classified Assets to Total Assets(3)    0.52% 0.66% 0.61% 0.64% 0.52% Capital Ratios Tangible Common Equity/ Tangible Assets * 9.18% 9.41% 9.42% 9.63% 9.91% Tangible Book Value Per Share * $13.83  $14.35  $15.26  $15.63  $16.21  Common Equity Tier 1 Risk‐based Capital Ratio 10.71% 10.59% 10.48% 10.67% 10.80% Tier 1  Risk‐based Ratio 11.08% 10.94% 10.78% 10.96% 11.09% Risk‐based Capital Ratio 12.69% 12.51% 12.46% 12.64% 12.75% (1) Represents the ratio of noninterest expense less OREO operations, core deposit intangible amortization and merger related expense to the sum of net interest  income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities.  (2) Nonperforming assets excludes nonperforming investment securities. (3) Classified assets includes substandard loans, doubtful, substandard investment securities, and OREO. (4) Annualized *         Please refer to non‐GAAP reconciliation in appendix 28 Note: All dollars in thousands, except per share data

Non‐GAAP Financial Measures Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below. December 31,  December 31,  December 31,  December 31,  December 31,  December 31, December 31, March 31, June 30, 2011 2012 2013 2014 2015 2016 2017 2018 2018 Total stockholders' equity$         86,777 $      134,517 $      175,226 $      199,592 $      298,980 $     459,740 $  1,241,996 $ 1,261,908 $ 1,288,525 Less: Intangible assets            (2,069)            (2,626)          (24,056)          (28,564)          (58,002)       (111,941)       (536,343)      (534,525)      (532,610) Tangible common equity$         84,708 $      131,891 $      151,170 $      171,028 $      240,978 $     347,799 $     705,653 $    727,383 $    755,915 Total assets$       961,128 $   1,173,792 $   1,714,187 $   2,037,731 $   2,789,599 $  4,036,311 $  8,024,501 $ 8,086,816 $ 8,158,131 Less: Intangible assets            (2,069)            (2,626)          (24,056)          (28,564)          (58,002)       (111,670)       (536,343)      (534,525)      (532,610) Tangible assets$       959,059 $   1,171,166 $   1,690,131 $   2,009,167 $   2,731,597 $  3,924,641 $  7,488,158 $ 7,552,291 $ 7,625,521 Common Equity ratio 9.03% 11.46% 10.22% 9.79% 10.72% 11.39% 15.48% 15.60% 15.79% Less: Intangible equity ratio (0.20%) (0.20%) (1.28%) (1.28%) (1.90%) (2.53%) (6.06%) (5.97%) (5.88%) Tangible common equity ratio 8.83% 11.26% 8.94% 8.51% 8.82% 8.86% 9.42% 9.63% 9.91% Basic shares outstanding    10,337,626    13,661,648    16,656,279    16,903,884    21,570,746   27,798,283   46,245,050 46,527,566    46,629,118 Book value per share$             8.39 $            9.85 $          10.52 $          11.81 $          13.86 $         16.54 $         26.86 $        27.12 $        27.63 Less: Intangible book value per share              (0.20)              (0.20)              (1.44)              (1.69)              (2.69)             (4.03)           (11.60)          (11.49)          (11.42) Tangible book value per share$             8.19 $            9.65 $            9.08 $          10.12 $          11.17 $         12.51 $         15.26 $        15.63 $        16.21 Note:  All dollars in thousands, except per share data 29

Non‐GAAP Financial Measures For quarter period presented below, adjusted net income and adjusted diluted earnings per share are non‐GAAP financial measures derived from GAAP‐ based amounts.  We calculate these figures by excluding merger related expenses and DTA revaluations in the period results.  Management believes that  the exclusion of such items from these financial  measures provides useful information to an understanding of the operating results of our core business.   For the quarter period presented below, adjusted net income for return on average tangible common equity and average tangible common equity are non‐ GAAP financial measures derived from GAAP‐based amounts.  We calculate return on  average tangible common equity by adjusting net income for the  effect of CDI amortization and exclude the average CDI and average goodwill from the average stockholders' equity during the period.  We calculate  adjusted return on average tangible common equity by adjusting net income for the effect of CDI amortization and merger  related expense and exclude the  average CDI and average goodwill from the average stockholders' equity during the period. We believe that this is consistent with the treatment by bank  regulatory agencies, which exclude intangible assets from the calculation of risk‐based capital ratios. Accordingly, we believe that these non‐GAAP  financial  measures provide information that is important to investors and that is useful in understanding our capital position and ratios.   However, these non‐GAAP  financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations  for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. A  reconciliation of the non‐GAAP measures of return on average tangible common equity and adjusted return on average tangible common equity to the  GAAP measure of return on common stockholders’ equity is set  forth below. June 30,  2018 Net income$       27,303 Add: Merger‐related expense              943 Add: DTA revaluation             (217) Operating net income $      28,029 Weighted average shares outstanding ‐ Diluted  46,702,968 Diluted earnings per share $          0.60 Average assets(1) $  8,107,522 1.38% Adjusted Return on Average Assets Adjusted net income*$       28,029 Plus: Tax effected CDI amortization           1,996 Less: CDI amortization expense tax adjustment              542 Adjusted net income for return on average tangible common equity $      29,483 Average stockholders' equity$  1,279,932 Less: Average core deposit intangible         39,766 Less: Average goodwill       494,070 (1)   Annualized (1) Note: All dollars in thousands Average tangible common equity 30 $    746,09615.8% Adjusted return on average tangible common equity